OPPENHEIMER QUEST BALANCED FUND

Supplement dated May 30, 2006 to the

Prospectus dated February 28, 2006

This Prospectus supplement replaces the supplement dated March 6, 2006. The supplement dated March 6, 2006 is withdrawn. This supplement amends the Prospectus as follows:

1.     The first paragraph captioned “The Sub-Advisor” under the heading “How the Fund is Managed” on page 15 is deleted in its entirety and replaced with the following:

The Sub-Advisor. Effective January 1, 2005, Oppenheimer Capital LLC replaced OpCap Advisors as the Fund’s Sub-Advisor, and assumed its responsibility for providing day-to-day portfolio management for the Fund. Oppenheimer Capital LLC is the parent company of OpCap Advisors. From the Fund’s inception on November 1, 1991 until February 26, 1997, OpCap Advisors (which was then named Quest for Value Advisors) served as the Fund’s investment advisor. On February 28, 1997, the Manager retained OpCap Advisors to continue providing day-to-day portfolio management for the Fund.

2.     The section captioned “The Manager’s Fees” on page 14 is deleted in its entirety and replaced with the following:

The Manager’s Fees. The Fund pays the Manager an advisory fee at an annual rate that declines as the Fund’s assets grow: 0.80% of the first $1 billion of average annual net assets of the Fund, 0.76% of the next $2 billion, 0.71% of the next $1 billion, 0.66% of the next $1 billion, 0.60% of the next $1 billion, 0.55% of the next $1 billion, 0.50% of the next $2 billion, and 0.48% of average annual net assets in excess of $9 billion. The Fund’s management fee for its last fiscal year ended October 31, 2005 was 0.69% of average annual net assets for each class of shares.

From January 1, 2005 through April 3, 2006, that annual advisory fee rate was: 0.80% of the first $1 billion of average annual net assets of the Fund, 0.76% of the next $2 billion, 0.71% of the next $1 billion, 0.66% of the next $1 billion, 0.60% of the next $1 billion, 0.55% of the next $1 billion, 0.50% of average annual net assets in excess of $7 billion.

From January 1, 2004 through December 31, 2004, that annual advisory fee rate was: 0.85%of first $1 billion of average annual net assets of the Fund, 0.81%of the next $2 billion, 0.76%of the next $1 billion, 0.71% of the next $1 billion, 0.65% of the next $1 billion, 0.60%of the next $1 billion, 0.55% of the next $1 billion, and 0.50% of average annual net assets in excess of $8 billion.

        A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Semi-Annual Report to shareholders for the year ended October 31, 2005.

May 30, 2006                                                                                                                                                                                                                                    PS0257.031